Exhibit 99.1

March 2022

Re: A change to the Hanesbrands Inc. Retirement Savings Plan

Dear HanesBrands Associate:

Effective April 1, 2022, trustee services for the Hanesbrands Inc. Retirement Savings Plan (the “Plan”) will transfer from State Street Bank and Trust Company to Fidelity Management Trust Company. Fidelity Investments will remain the provider of recordkeeping services for the Plan and, therefore, you will continue to access your accounts through the Fidelity Retirement Benefits Center.

As a result of this change, there will be new Voice Response System (VRS) fund codes for the investment options in the Plan. Also, you will be temporarily unable to:

a)	Direct or diversify investments in your individual accounts under the Plan;

b)	Obtain a loan, a withdrawal, or a distribution from your individual accounts under the Plan

This period during which you will be unable to exercise these rights otherwise available under Plan is called a “blackout period.” The blackout period for the Plan is expected to begin when the market closes on April 1, 2022, usually 4:00 p.m. Eastern time, and is anticipated to end April 8, 2022.

During this time, you will remain fully invested. However, you will be unable to direct or diversify the assets held in your Plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. In addition, the change in trustee will cause all of the fund codes to be updated.

Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan. For your long-term savings goals, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income, and investments.

The changes described on the following pages will take place without any action required on your part. Go to the What Do I Need to Do? sections to learn more. If you have any questions regarding this change, please call the Fidelity Retirement Benefits Center at 800.835.5095.

Investment Option Code Changes

When the market closes (generally 4:00 p.m. Eastern time) on April 1, 2022, all investment option VRS codes will be changing since Fidelity will be taking over as trustee of the Plan. As a result, all existing balances and future contributions will reflect the new VRS investment codes; the underlying managers, investments, and strategies have not changed. View the Fund Descriptions section for a list of available investment options in the Plan and their VRS fund codes.

In the transition to the new trustee, all balances will appear as an exchange on your account history and quarterly statements.

What Do I Need to Do?

You do not need to do anything. However, if you would like to request changes to your account, obtain additional information, or find answers to questions, log on to Fidelity NetBenefits® at www.netbenefits.com, or contact the Fidelity Retirement Benefits Center at 800.835.5095 to speak with a representative who is familiar with your Plan.

Sincerely,

HanesBrands

Fund Descriptions

HBI Global Bond Fund

VRS Code: 038470

Objective: The HBI Global Bond Fund seeks total return, consisting of income and capital appreciation.

Strategy: The HBI Global Bond Fund invests predominantly in bonds issued by governments and government agencies located around the world (including Emerging Markets.) The Fund may invest in securities or structured products (e.g., derivatives) that are linked to or derive their value from another security, asset, or currency of any nation. The Fund normally invests at least 80% of its net assets in debt and fixed income securities and will maintain at least 70% of the Fund’s total assets in investment-grade debt securities at time of purchase. The Fund expects to maintain an overall dollar-weighted average effective duration 1 to 10 years depending on the portfolio managers’ view of global interest rates.

Risk: In general, the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation risk and credit and default risks for both issuers and counterparties. Unlike individual bonds, most bond funds do not have a maturity date, so avoiding losses caused by price volatility by holding them until maturity is not possible. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking potential returns primarily in the form of interest dividends rather than through an increase in share price.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Interest Income Fund

VRS Code: 038468

Objective: The HBI Interest Income Fund seeks stability of principal and consistency of returns with minimal volatility.

Strategy: The HBI Interest Income Fund invests in financial instruments (or investment contracts issued by banks or insurance companies) that seek to provide participants with a stable crediting rate and safety of principal plus accrued interest. These financial instruments include guaranteed investment contracts (GICs), security backed contracts (GIC Alternatives), and separate account GICs. Underlying the security backed contracts and separate account GICs are fixed income (bond) portfolios. The fixed income portfolios may include investments in, but not limited to, U.S. Treasury and agency bonds, corporate bonds, mortgage-backed securities, asset-backed securities, and other bond funds. All bonds in the underlying portfolios are rated investment grade by one of the major rating agencies (Moody’s, S&P, Fitch) at time of purchase. In addition to security level diversification, the Fund will typically also utilize several fixed income sub-advisors to provide style diversification in the management of the fixed income portfolios underlying certain financial contracts. The fund may also invest in cash or cash equivalents.

Risk: In general, the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation risk and credit and default risks for both issuers and counterparties. Unlike individual bonds, most bond funds do not have a maturity date, so avoiding losses caused by price volatility by holding them until maturity is not possible. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking potential returns primarily in the form of interest dividends rather than through an increase in share price; Someone who is seeking to diversify an equity portfolio with a more conservative investment option.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI International Equity Fund

VRS Code: 038471

Objective: The HBI International Equity Fund seeks the long-term growth of capital.

Strategy: The HBI International Equity Fund invests primarily in common stocks of non-U.S. companies selected on the basis of valuation versus the market or the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of non-U.S. companies including those located in Emerging Markets. Primarily the Fund invests in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers. The Fund typically invests in approximately 100-150 securities that are well diversified among countries and market sectors. Emerging Markets exposure would normally range between 15-25% of the Fund’s total assets. The Fund may hold cash, money market funds or other cash equivalents.

Risk: Foreign securities are subject to interest-rate, currency-exchange-rate, economic, and political risks, all of which may be magnified in emerging markets. Growth stocks can perform differently from the market as a whole and can be more volatile than other types of stocks. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking to complement a portfolio of domestic investments with international investments, which can behave differently; Someone who is willing to accept the higher degree of risk associated with investing overseas.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Real Assets Fund

VRS Code: 038472

Objective: The HBI Real Assets Fund seeks to provide long term returns that protect capital against the adverse effects of inflation over time.

Strategy: The HBI Real Assets Fund employs an active, diversified, multi-asset investment approach within asset class categories that have historically offered consistent performance relative to inflation which include global equities, commodities, inflation-linked bonds (TIPS), and other types of fixed income securities. The Fund’s typical investment range is: equities (15-45%), commodities (5-25%), fixed income (35-75%).

Risk: Value and growth stocks can perform differently from other types of stocks. Growth stocks can be more volatile. Value stocks can continue to be undervalued by the market for long periods of time. The securities of smaller, less well-known companies can be more volatile than those of larger companies. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments. These risks may be magnified in foreign markets. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking the potential for long-term share-price appreciation and, secondarily, dividend income; Someone who is seeking both growth- and value-style investments and who is willing to accept the generally greater volatility of investments in smaller companies.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Stock Fund

VRS Code: 038675

Objective: The investment seeks long-term capital growth and to provide you with an opportunity to share in the investment performance of the Hanesbrands Inc. common stock.

Strategy: Invests primarily in the stock of Hanesbrands Inc. This fund also invests a small portion in short-term investments to provide liquidity. Your ownership is measured in units of the fund instead of shares of stock. The fund pools your money with that of other employees to buy shares of stock in your employer or its affiliate and an amount of short-term investments designed to allow you to buy or sell without the usual trade settlement period for individual stock transactions. The amount of short-term investments is based upon a target established by the plan sponsor, but the actual amount of short-term investments on any given business day will vary with the amount of cash awaiting investment and with participant activity in the fund (contributions, redemptions, exchanges, withdrawals, etc.). The value of your investment will vary depending on the performance of the company, the overall stock market, and the performance and amount of short-term investments held by the fund, less any expenses accrued against the fund.

Risk: If you invest a significant portion of your retirement savings in any one company or industry, your savings may not be properly diversified. Although diversification is not a guarantee against loss, it can be an effective strategy to help you manage investment risk. This is neither a mutual fund nor a diversified or managed investment option. Investing in a non-diversified, unmanaged single stock inherently involves more investment risk than investing in a diversified fund. As with any stock, the value of your investment may go up or down depending on how the company’s stock performs in the market. Share price and return will vary. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who wants to own part of the company they may work for and share in the gains or losses of its stock; Someone whose investment portfolio can withstand the higher risk of investment in a single stock.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

The investment option is a custom strategy investment option. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the investment option.

This investment option is not a mutual fund.

HBI Target Retirement 2010 Fund

VRS Code: 038476

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2010 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2010 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option intended for people in or very near retirement and who is willing to accept the volatility of diversified investments in the market; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2015 Fund

VRS Code: 038477

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2015 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2015 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option intended for people in or very near retirement and who is willing to accept the volatility of diversified investments in the market; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2020 Fund

VRS Code: 038478

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2020 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2020 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option intended for people in or very near retirement and who is willing to accept the volatility of diversified investments in the market; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2025 Fund

VRS Code: 038479

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2025 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2025 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2030 Fund

VRS Code: 038480

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2030 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2030 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2035 Fund

VRS Code: 038482

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2035 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2035 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2040 Fund

VRS Code: 038483

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2040 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2040 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2045 Fund

VRS Code: 038484

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2045 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2045 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2050 Fund

VRS Code: 038485

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2050 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2050 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2055 Fund

VRS Code: 038486

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2055 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2055 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2060 Fund

VRS Code: 038487

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2060 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2060 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement 2065 Fund

VRS Code: 038488

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement 2065 Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors planning to retire and leave the work force in or within a few years of 2065 (the target year). The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate-term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub-advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The target date funds are designed for investors expecting to retire around the year indicated in each fund’s name. The funds are managed to gradually become more conservative over time as they approach their target date. The investment risk of each target date fund changes over time as its asset allocation changes. They are subject to the volatility of the financial markets, including that of equity and fixed income investments in the U.S. and abroad, and may be subject to risks associated with investing in high-yield, small-cap, and foreign securities. Principal invested is not guaranteed at any time, including at or after their target dates. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option that gradually becomes more conservative over time and who is willing to accept the volatility of the markets; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option or who does not feel comfortable making asset allocation choices over time.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI Target Retirement Income Fund

VRS Code: 038675

Objective: The investment seeks to provide capital appreciation and current income consistent with its current asset allocation.

Strategy: The HBI Target Retirement Income Fund invests in underlying funds according to a diversified asset allocation strategy designed for investors in or near retirement. The Fund is diversified through exposure to a variety of asset classes that may include, but is not limited to, domestic equity, international equity, global real estate (REITs), intermediate term bond, short-term bond, cash equivalents and inflation-protected bond (U.S. TIPS). The Fund uses a blend of actively and passively managed sub advised strategies to gain exposure to various market capitalizations and asset classes.

Risk: The fund is subject to the volatility of the financial markets, including that of equity and fixed income investments. Fixed income investments carry issuer default and credit risk, inflation risk, and interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Principal invested is not guaranteed at any time, including at or after retirement. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking an investment option intended for people in retirement and who is willing to accept the volatility of diversified investments in the market; Someone who is seeking a diversified mix of stocks, bonds, and short-term investments in one investment option and looking primarily for the potential for income and, secondarily, for share-price appreciation.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI U.S. Bond Fund

VRS Code: 038469

Objective: The HBI U.S. Bond Fund seeks total return, consisting of income and capital appreciation.

Strategy: The HBI U.S. Bond Fund normally invests at least 80% of its net assets in debt and fixed income securities; at least 80% of the Fund’s total assets in investment-grade debt securities at time of purchase; and up to 25% of the Fund’s total assets debt securities of foreign issuers. The Fund expects to maintain an overall dollar-weighted average effective duration within 30% of the average duration of the domestic bond market. The Fund may hold cash, money market funds or other cash equivalents.

Risk: In general, the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation risk and credit and default risks for both issuers and counterparties. Unlike individual bonds, most bond funds do not have a maturity date, so avoiding losses caused by price volatility by holding them until maturity is not possible. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking potential returns primarily in the form of interest dividends rather than through an increase in share price; Someone who is seeking to diversify an equity portfolio with a potentially more conservative investment option.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

HBI U.S. Large Cap Equity Fund

VRS Code: 038474

Objective: The HBI U.S. Large Cap Equity Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Strategy: The HBI U.S. Large Cap Equity Fund employs an indexing investment approach designed to track the performance of the S&P 500 Index, a widely recognized representation of the large cap U.S. stock market. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

Risk: Growth stocks can perform differently from the market as a whole and can be more volatile than other types of stocks. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments. These risks may be magnified in foreign markets. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking the potential for long-term share-price appreciation; Someone who is willing to accept the generally greater price volatility associated with growth-oriented stocks.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent US equity performance.

This investment option is not a mutual fund.

HBI U.S. Small/Mid Cap Equity Fund

VRS Code: 038473

Objective: The HBI U.S. Small/Mid Cap Equity Fund seeks the long-term growth of capital.

Strategy: The HBI U.S. Small/Mid Cap Equity Fund invests primarily in common stocks selected on the basis of valuation versus the market or the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small and mid-capitalization companies. The Fund may invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the investment in such companies would normally represent less than 20% of the Fund’s total assets. The Fund defines small and mid-capitalization companies as companies with market capitalizations between $2 billion and $20 billion. The Fund typically invests in approximately 250-300 securities that are well diversified among market sectors.

Risk: The securities of smaller, less well-known companies can be more volatile than those of larger companies. Growth stocks can perform differently from the market as a whole and can be more volatile than other types of stocks. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments. These risks may be magnified in foreign markets. Additional risk information for this product may be found in the prospectus or other product materials, if available.

Short-term Redemption Fee Note: None

Who may want to Invest: Someone who is seeking the potential for long-term share-price appreciation; Someone who is willing to accept the generally greater price volatility associated both with growth-oriented stocks and with smaller companies.

The investment option is a custom strategy fund. It is managed by Hanesbrands Inc. This description is only intended to provide a brief overview of the fund.

This investment option is not a mutual fund.

Fidelity Brokerage Services LLC, member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

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